                                                                       EXHIBIT A


     The name, citizenship, business address and present principal occupation of each executive officer and director of PGGM is as follows:

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                                                       Present Principal
Name and Citizenship               Office            Occupation and Address
--------------------               ------            ----------------------
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Dick J. de Beus (Mr.)         Executive Officer   Chairman, Board of Managing
(The Netherlands)                                 Directors
                                                  Pensioenfonds PGGM
                                                  Kroostweg-Noord 149
                                                  P.O. Box 117
                                                  3700 AC Zeist
                                                  The Netherlands
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Roderick M.S.M. Munsters (Mr.) Executive Officer  Managing Director Investments
(The Netherlands)                                 Pensioenfonds PGGM
                                                  Kroostweg-Noord 149
                                                  P.O. Box 117
                                                  3700 AC Zeist
                                                  The Netherlands
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J.C.J. Lammerts (Mr.)         Chairman of the     Retired
(The Netherlands)             Board of Directors  Leidsegracht 25
                              of PGGM             1017 NA Amsterdam
                                                  The Netherlands
--------------------------------------------------------------------------------
W.L. Bonhof (Mr.)             Director            Director
(The Netherlands)                                 Zon en Schild (Hospital)
                                                  Utrechtseweg 266
                                                  P.O. Box 3051
                                                  3800 DB Amersfoort
                                                  The Netherlands
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R.G. de Vries (Mr.)           Director            Vice Director
(The Netherlands)                                 Nederlandse Zorg
                                                  Federatie
                                                  (Netherlands Health Care
                                                  Federation)
                                                  P.O. Box 9696
                                                  3506 GR Utrecht
                                                  The Netherlands
--------------------------------------------------------------------------------
J. Hillenius (Mr.)            Director            Retired
(The Netherlands)                                 Meije 342
                                                  3474 ME Zegveld
                                                  The Netherlands
--------------------------------------------------------------------------------
W.H. de Weijer (Mr.)          Director            Chief Executive Officer
(The Netherlands)                                 Zorg en Wonen
                                                  Zaanstreek/Waterland
                                                  P.O. Box 68
                                                  1440 AB Purmerend
                                                  The Netherlands
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                                                       Present Principal
Name and Citizenship               Office            Occupation and Address
--------------------               ------            ----------------------
--------------------------------------------------------------------------------
H.D. Cornelissen (Mr.)        Director            Board Member
(The Netherlands)                                 Profeesor Duboisstichting
                                                  P.O. Box 694
                                                  5900 AR Venlo
                                                  The Netherlands
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M. Bouma (Ms.)                Director            Trade Union Officer
(The Netherlands)                                 ABVAKABO (Trade Union)
                                                  P.O. Box 3010
                                                  2700 KT Zoetermeer
                                                  The Netherlands
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A.J.M. van Huygevoort (Mr.)   Director            Trade Union Officer
(The Netherlands)                                 ABVAKABO (Trade Union)
                                                  P.O. Box 3010
                                                  2700 KT Zoetermeer
                                                  The Netherlands
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A.H. Wirtz (Mr.)              Director            Trade Union Officer
(The Netherlands)                                 ABVAKABO (Trade Union)
                                                  P.O. Box 3010
                                                  2700 KT Zoetermeer
                                                  The Netherlands
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E. de Bruin (Mr.)             Director            Board Member
(The Netherlands)                                 CFO (Trade Union)
                                                  P.O. Box 84500
                                                  2508 AM Den Haag
                                                  The Netherlands
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K. Kruithof (Mr.)              Director           Board Member
(The Netherlands)                                 CFO (Trade Union)
                                                  P.O. Box 84500
                                                  2508 AM Den Haag
                                                  The Netherlands
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K. de Jong (Mr.)              Director            Vice Chairman
(The Netherlands)                                 NU '91 (Trade Union)
                                                  Leidseweg 63
                                                  P.O. Box 6001
                                                  3503 PA Utrecht
                                                  The Netherlands
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